UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 February 23, 2007 (February 23, 2007)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure

On February 23, 2007, Norfolk Southern Corporation distributed its 2007 Investor Book, a copy of which is attached hereto as Exhibit 99.

Statements about future results made in the material furnished with this Form 8-K as exhibits constitute forward-looking statements that may be identified by the use of words like "believe," "expect," "anticipate" and "project."  Forward-looking statements reflect management's good faith evaluation of information currently available.  However, such statements are dependent on and, therefore, can be influenced by, a number of external variables - more particularly described and identified in our most recent annual report and quarterly report to the SEC on Forms 10-K and 10-Q - over which management has little or no control, including:  domestic and international economic conditions; interest rates; the business environment in industries that produce and consume rail freight; competition and consolidation within the transportation industry; the operations of carriers with which NS interchanges; acts of terrorism or war; fluctuation in prices of key materials, in particular diesel fuel; labor difficulties, including strikes and work stoppages; legislative and regulatory developments; changes in securities and capital markets; disruptions to NS' technology infrastructure, including computer systems; and natural events such as severe weather, floods, and hurricanes.  Forward-looking statements are not, and should not be relied upon as, a guaranty of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.  NS undertakes no obligation to update or revise forward-looking statements.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

            The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99	2007 Investor Book.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Reginald J. Chaney

                                                            _________________________________

                                                            Name:  Reginald J. Chaney
                                                            Title:     Assistant Corporate Secretary

Date:    February 23, 2007

EXHIBIT INDEX

Exhibit Number	Description
99	2007 Investor Book.